SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)..........July 24, 2000


                          STONE & WEBSTER, INCORPORATED
             (Exact name of registrant as specified in its charter)

            Delaware                    1-1228                   13-5416910
 (State or other jurisdiction   (Commission File Number)   (IRS Employer Number)
       of incorporation)

          245 Summer Street, Boston, MA                 02210
    (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (617) 589-5111









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Item 5.    Other Events.

At the meeting of the Board of Directors of Stone & Webster, Incorporated (the "registrant") held July 24, 2000, Peter M. Wood, a non-employee Director, was elected Chairman of the Board of the registrant. Thomas L. Langford, who had been Executive Vice President and Chief Financial Officer, was elected President and Chief Restructuring Officer of the registrant. H. Kerner Smith, who had been Chairman of the Board, President and Chief Executive Officer, continues to serve as a Director of the registrant.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     STONE & WEBSTER, INCORPORATED




                                     By:  /S/ THOMAS L. LANGFORD
                                          --------------------------------------
                                          Thomas L. Langford
                                          President and
                                          Chief Restructuring Officer

Date:  July 31, 2000